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                                                                     Exhibit 5.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

The Sponsor and Trustee of
The Stripped ("Zero") U.S. Treasury Securities Fund, Provident Mutual, Series A

We consent to the use in this Post-Effective Amendment No. 19 to Registration Statement Number: 33-02455 of our opinion dated April 5, 2002, appearing in the Prospectus, which is part of such Registration Statement, and to the reference to us under the heading "Auditors" in such Prospectus.

DELOITTE & TOUCHE LLP
New York, N.Y.
April 26, 2002